UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 15, 2004

@Road, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-31511 (Commission File Number)	94-3209170 (IRS Employer Identification No.)

47200 Bayside Parkway, Fremont, CA (Address of principal executive offices)	94538 (Zip Code)

Registrant’s telephone number, including area code 510-668-1638

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD

Item 7.01 Regulation FD Disclosure.

On December 15, 2004, @Road, Inc. issued the attached news release titled “@Road to Acquire Vidus Limited.” The news release is furnished as Exhibit 99.1 hereto.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c) Exhibit 99.1, Registrant’s News Release dated December 15, 2004, is furnished pursuant to Item 7.01 of Form 8-K.

The information furnished in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

This document is furnished to the SEC and directed at persons outside the United Kingdom and must not be acted upon by persons in the United Kingdom.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

@Road, Inc. (Registrant)
Date: December 16, 2004	By:	/s/ Michael Johnson
Chief Financial Officer

Exhibit Index

Exhibit
No.	Description
99.1	News release dated December 15, 2004